Exhibit 10.1
*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER
Revised Table A-2

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00001 DATE OF CHANGE ORDER: May 18, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Pursuant to Article 6 and Table A-2 of the Agreement, the Parties have agreed to amend Table A-2 by adding Table A-2-1 to the previous Table A-2. Table A-2-l incorporates (i) certain numbered correspondence issued between Contractor and Owner in connection with the Stage 1 EPC Agreement, and (ii) certain numbered conference notes between Contractor and Owner in connection with the Stage 1 EPC Agreement.

2.	Table A-2-1 is attached as Exhibit 1 hereto.

3.
Only those specified portions of the numbered correspondence and numbered conference notes are incorporated by Table A-2-1. No other portions of the numbered correspondence or numbered conference notes set forth in Table A-2-1 nor any other correspondence, conference notes or meeting minutes (including any compensation or other relief specified therein) are incorporated into the Agreement.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders........................................................................................		$0.00
The Contract Price prior to this Change Order was...........................................................................................		$0.00
The Aggregate Equipment Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of...........................................................................................................................................................
	$	Unchanged
The Aggregate Labor and Skills Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of.....................................................................................................................................................
	$	Unchanged
The Aggregate Provisional Sum will be (increased) (decreased) (unchanged) by this Change Order in the amount of...........................................................................................................................................................
	$	Unchanged
The new Contract Price including this Change Order will be...........................................................................		$2,360,000,000

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A
Adjustment to Payment Schedule: N/A
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ SB Contractor /s/ EL Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
SVP E&C	SVP
Title	Title
May 18, 2018	May 18, 2018
Date of Signing	Date of Signing

CHANGE ORDER
Amended and Restated Attachment C

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00002 DATE OF CHANGE ORDER: May 18, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Pursuant to Article 6, the Parties have agreed to amend and restate Attachment C - Payment Schedule for Stage 2.

2.	The amended and restated Attachment C is attached as Exhibit 1 hereto.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (#00001)........................................................................		$0.00
The Contract Price prior to this Change Order was...........................................................................................		$0.00
The Aggregate Equipment Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of...........................................................................................................................................................
	$	Unchanged
The Aggregate Labor and Skills Price will be (increased) (decreased) (unchanged) by this Change Order in the amount of.....................................................................................................................................................
	$	Unchanged
The Aggregate Provisional Sum will be (increased) (decreased) (unchanged) by this Change Order in the amount of...........................................................................................................................................................
	$	Unchanged
The new Contract Price including this Change Order will be...........................................................................		$2,360,000,000

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A
Adjustment to Payment Schedule: Yes. See Exhibit 1 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ SB Contractor /s/ EL Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
SVP E&C	SVP
Title	Title
May 18, 2018	May 18, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Fuel Provisional Sum Adjustment

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00003 DATE OF CHANGE ORDER: May 24, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The Fuel Provisional Sum in Section 1.2 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was Ten Million, Seven Hundred Eighty Four Thousand, Four Hundred Sixty Six U.S. Dollars (U.S. $10,784,466). The Fuel Provisional Sum is hereby decreased by Two Million, Thirty Six Thousand, Six Hundred Two U. S. Dollars (U.S. $2,036,602) and the new value as amended by this Change Order shall be Eight Million, Seven Hundred Forty Seven Thousand, Eight Hundred Sixty Four U.S. Dollars $8,747,864.

2.	Pursuant to instructions in Section 1.2 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit 1 to this Change Order illustrates the calculation of the final fuel costs in the Agreement.

3.	Schedules C-1 Aggregate Labor and Skills Price Milestone Payment Schedule of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00002).................................................................		$—
The Contract Price prior to this Change Order was...........................................................................................		$2,360,000,000
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$2,357,963,398

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00002).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00002).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00002).................................................................	$—
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$295,549,906
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$(2,036,602)
The new Aggregate Provisional Sum including this Change Order will be......................................................	$293,513,304
Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A
Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A
Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.
Initials: /s/ SB Contractor /s/ EL Owner
~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~
~~Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
For Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
SVP E&C	SVP
Title	Title
June 13, 2018	May 24, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Currency Provisional Sum Adjustment

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00004 DATE OF CHANGE ORDER: May 29, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The Currency Provisional Sum in Section 1.1 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was Two Hundred Twelve Million, Four Hundred Fifty Three Thousand, Four Hundred Forty Nine U.S. Dollars (U.S. $212,453,449). The Currency Provisional Sum is hereby increased by Five Hundred Seventy Three Thousand, Seventy One U. S. Dollars (U.S. $573,071) and the new value as amended by this Change Order shall be Two Hundred Thirteen Million, Twenty Six Thousand, Five Hundred Twenty U.S. Dollars (U.S. $213,026,520).

2.	Pursuant to instructions in Section 1.1 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit 1 to this Change Order illustrates the calculation of the final currency costs in the Agreement.

3.	Schedules C-3 Aggregate Equipment Price Milestone Payment Schedule of Attachment C of the Agreement will be amended by including the milestones listed in Exhibit 2 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00003).................................................................		$(2,036,602)
The Contract Price prior to this Change Order was...........................................................................................		$2,357,963,398
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$2,358,536,469

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00003).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00003).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00003).................................................................	$(2,036,602)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$293,513,304
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$573,071
The new Aggregate Provisional Sum including this Change Order will be......................................................	$294,086,375

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 2 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Initials: /s/ SB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~

~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
For Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
SVP E&C	SVP
Title	Title
June 13, 2018	May 30, 2018
Date of Signing	Date of Signing

CHANGE ORDER

JT Valve Modifications

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00005 DATE OF CHANGE ORDER: July 10, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Pursuant to Article 6 of the Agreement, the Parties agree Contractor will implement changes to the trim on the JT valve 13PV-16002, located in the methane cold box of Train 3.

2.	The scope of this Change Order is further detailed in Exhibit 1.

3.	The cost breakdowns for the scope of work described in this Change Order are detailed in Exhibit 2.

4.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Exhibit C of the Agreement will be amended by including the Milestones listed in Exhibit 3 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00003).................................................................		$(1,463,531)
The Contract Price prior to this Change Order was...........................................................................................		$2,358,536,469
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$2,358,747,493

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00003).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00003).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00003).................................................................	$(1,463,531)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$294,086,375
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$294,086,375

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 3 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Initials: /s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~

~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
For Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
July 16, 2018	July 10, 2018
Date of Signing	Date of Signing

CHANGE ORDER

Tank B Soil Conditions, International Building Code, and East Jetty Marine Facility Schedule Acceleration

PROJECT NAME: Corpus Christi Stage 2 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 12, 2017	CHANGE ORDER NUMBER: CO-00006 DATE OF CHANGE ORDER: September 5, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

A)
Pursuant to Article 6 of the Agreement, Parties agree Contractor will be compensated for costs incurred during performance of the Work while encountering soil conditions in Tank B area that differ from the Basic Engineering Design Data. The scope of this item is further detailed in Exhibit 1.

B)
Pursuant to Article 6 of the Agreement, Parties agree Contractor will be compensated for costs associated with the Change in the Law (2015 International Building Code) affecting the 23A-4010 Compressor Substation, the 23A-4011 Propane Substation and the 20A-4038 East Jetty Substation. The scope of this item is further detailed in Exhibit 1.

C)
Pursuant to Article 6 of the Agreement, Parties agree Contractor shall turnover the East Jetty Marine Facility to Owner no later than July 24, 2020 or as soon as reasonably practicable thereafter if the Parties mutually agree (both acting reasonably). The scope of this item is further detailed in Exhibit 1.

Contractor agrees that Owner may occupy and use the East Jetty Marine Facility during Phase 2, subject to the following conditions:

1.	“Phase 1” means the time period beginning upon the date this Change Order is executed and ending on the date the East Jetty Marine Facility is turned over to Owner.

2.	“Phase 2” means the time period beginning the date the East Jetty Marine Facility is turned over to Owner and ending on the date of Substantial Completion of Subproject 3.

3.	During Phase 1:

a)	Contractor shall perform the Work to complete the East Jetty Marine Facility in accordance with the Agreement.

b)	Contractor shall perform preventive maintenance on the East Jetty Marine Facility and its systems according to the operating and maintenance manuals.

c)
On or before July 24, 2020, Owner and Contractor shall jointly inspect the East Jetty Marine Facility to determine and record whether the Work for the East Jetty Marine Facility is completed for its safe operation, other than any punchlist items that may be completed after turnover to Owner (such punchlist items that may be completed after turnover is hereinafter referred to as “Remaining Work”). The Parties shall agree on the Remaining Work needing to be completed or corrected as a result of such inspection. Contractor shall complete the Work on the East Jetty Marine Facility other than the agreed upon Remaining Work.

d)
On or before July 24, 2020, or as soon as reasonably practicable thereafter if the Parties mutually agree (both acting reasonably), Contractor shall turn over to Owner the East Jetty Marine Facility. Upon such turnover, Owner shall maintain access control and security to and inside the East Jetty Marine Facility. Upon such turn over, Owner shall (i) immediately take care, custody and control of the East Jetty Marine Facility and (ii) provide Contractor, within one (1) day, a Turnover Certificate with respect to the East Jetty Marine Facility.

4.	During Phase 2:

a)	Owner shall have the right to occupy and use the East Jetty Marine Facility.

b)	Owner shall provide Contractor with reasonable access to complete Remaining Work so long as such access does not materially interfere with Owner’s use of the East Jetty Marine Facility.

c)	Owner will transport its personnel to the East Jetty Marine Facility.

d)	Owner will perform preventive maintenance on the East Jetty Marine Facility.

5.	Commencing on the commencement of Phase 2, Owner shall bear the full risk of physical loss and damage to the East

Jetty Marine Facility; provided, however, notwithstanding the foregoing, Contractor shall remain fully responsible and liable to Owner for its Warranty and Corrective Work obligations under this Agreement.

6.
The Defect Correction Period for the East Jetty Marine Facility shall commence upon the commencement of Phase 2 and end eighteen (18) months thereafter, as may be extended pursuant to Section 12.3 of the Agreement.

7.
Contractor shall maintain in full force and effect until turnover of the East Jetty Marine Facility all coverages under Attachment O of the Agreement. Owner’s operational insurance shall cover the East Jetty Marine Facility upon commencement of Phase 2.

8.
Section 13.1 of the Agreement shall not apply to the East Jetty Marine Facility unless Substantial Completion of Subproject 3 (including the East Jetty Marine Facility, as part of Subproject 3), occurs after the Guaranteed Substantial Completion Date.

9.
Owner shall manage Environmental, Safety & Health incidents involving Owner’s work within the East Jetty Marine Facility, with Contractor’s reasonable assistance as needed on a cost reimbursable basis.

10.
The Parties selection of item [A] on page 2 of this Change Order, which states this Change Order shall constitute full and final settlement and accord of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change, shall not prejudice Contractor’s right to a Change Order in accordance with Section 6.2A.2 and 8.2C(ii) arising from Owner’s occupation or use of the East Jetty Marine Facility.

The cost breakdowns for the scopes of work described in this Change Order are detailed in Exhibit 2.

Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the Milestones listed in Exhibit 3 of this Change Order.

Adjustment to Contract Price

The original Contract Price was.........................................................................................................................		$2,360,000,000
Net change by previously authorized Change Orders (0001-00005).................................................................		$(1,252,507)
The Contract Price prior to this Change Order was...........................................................................................		$2,358,747,493
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................		$2,365,356,684

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was...................................................................................................	$	***
Net change by previously authorized Change Orders (0001-00005).................................................................	$	***
The Aggregate Equipment Price prior to this Change Order was......................................................................	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of...............................	$	***
The new Aggregate Equipment Price including this Change Order will be .....................................................	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was..........................................................................................	$	***
Net change by previously authorized Change Orders (0001-00005).................................................................	$	***
The Aggregate Labor and Skills Price prior to this Change Order was.............................................................	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of......................	$	***
The new Contract Price including this Change Order will be...........................................................................	$	***

Adjustment to Provisional Sum

The original Aggregate Provisional Sum was....................................................................................................	$295,549,906
Net change by previously authorized Change Orders (0001-00005).................................................................	$(1,463,531)
The Aggregate Provisional Sum prior to this Change Order was......................................................................	$294,086,375
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of...........................	$—
The new Aggregate Provisional Sum including this Change Order will be......................................................	$294,086,375

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Exhibit 3 of this Change Order.
Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Initials: /s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.~~

~~Initials: Contractor Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
For Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP E&C	Senior Project Manager
Title	Title
September 12, 2018	September 15, 2018
Date of Signing	Date of Signing